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                                                                   EXHIBIT 10.38

                   FIRST AMENDMENT OF OFFICE LEASE AGREEMENT

This First Amendment of Office Lease Agreement ("First Amendment") is entered into as of the 3rd day of April 2000 between TIMES SQUARE BUILDING L.L.C., a Washington limited liability company ("Landlord"), and LOUDEYE TECHNOLOGIES. INC., a(n) Delaware corporation ("Tenant"). Landlord and Tenant agree to all of the following terms, including the Recitals.

SECTION 1: RECITALS

1.1 Landlord and Tenant entered into a certain lease dated the 10th day of August 1999, (the "Lease") of certain premises located on floor(s) 3, 4 and Lower Mezzanine of the Times Square Building (the "Building").

1.2 On October 14, 1999 ("Exercise Date") the Tenant exercised the Expansion Option as provided in Section 1 of Exhibit E to the Lease relating to the Fifth Floor and the Fifth Floor Mezzanine ("Fifth Floor Space").

1.3  Tenant subsequently changed its name to "Loudeye Technologies, Inc."

1.4 On April 3, 2000 Landlord delivered possession of the Fifth Floor Space to Tenant.

1.5 Landlord and Tenant desire to amend the Lease to expand the premises to include the Fifth Floor Space.

1.6 Unless otherwise provided in this First Amendment, all defined terms shall have the definition set forth in the Lease.

SECTION 2: LEASE AMENDMENTS

2.1 Effective April 3, 2000 the following Subsections of Section 1 shall read as follows:

     (b) PREMISES: The Premises consists of the areas on the 3rd, 4th, 5th and 5th floor Mezzanine and Lower Mezzanine floor(s) of the Building, known as Suite No. 400, which is cross-hatched on the floor plan(s) attached hereto as Exhibit A and L, including additional Improvements (if any) set forth on Exhibit B (with respect to floors 3, 4 and lower mezzanine which have been completed) and Exhibit M (with respect to the Fifth Floor Space). For the purposes of this Lease the agreed net rentable area of the Premises is 35,181* square feet. *(3rd floor = 9,231 square feet, 4th floor = 9,231 square feet, Fifth Floor Space = 14,056 square feet and Lower Mezzanine = 2,663 square feet)

     (e) TENANT'S PERCENTAGE: As used in this Lease, Landlord and Tenant agree that Tenant's Percentage of the Office Complex is 71.01%.

     (f) TERM: The term of this Lease shall commence on the following dates: for the 3rd and 4th premises on August __, 1999; for the Lower Mezzanine premises on October 1, 1999; for the Fifth Floor Space on April 3, 2000. The term of this Lease shall expire on May 31, 2005 for all of the premises unless sooner terminated as provided herein.

     (g) BASE RENT: The following amounts for the following periods, payable on or before the first day of each calendar month:

          For the third floor Premises:
          Applicable Period                   Monthly Base Rent Amount
          -----------------                   ------------------------
          08/__/99 - 09/30/99                         $     0.00
          10/01/99 - 10/31/00                         $17,308.00
          11/01/00 - 10/31/01                         $17,693.00
          11/01/01 - 10/31/02                         $18,078.00
          11/01/02 - 10/31/03                         $18,456.00
          11/01/03 - 5/31/05                          $18,847.00
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          For the fourth floor Premises:
          Applicable Period                   Monthly Base Rent Amount
          -----------------                   ------------------------
          09/1/99 - 10/31/99                          $     0.00
          11/01/00 - 10/31/00                         $17,308.00
          11/01/00 - 10/31/01                         $17,693.00
          11/01/01 - 10/31/02                         $18,078.00
          11/01/02 - 10/31/03                         $18,456.00
          11/01/03 - 5/31/05                          $18,847.00

          For the Lower Mezzanine Premises
          Applicable Period                   Monthly Base Rent Amount
          -----------------                   ------------------------
          10/01/99 - 10/31/99                          $    0.00
          11/01/00 - 05/31/05                          $3,329.00

          For the fifth floor Premises:
          Applicable Period                   Monthly Base Rent Amount
          -----------------                   ------------------------
          04/3/00 - 05/31/00                          $     0.00
          06/1/00 - 5/31/01                           $26,941.00
          06/1/01 - 5/31/02                           $27,526.00
          06/1/02 - 5/31/03                           $28,112.00
          06/1/03 - 5/31/04                           $28,698.00
          06/1/04 - 5/31/05                           $29,287.00

     (h) BASE YEAR: The Base Year for the Lower Mezzanine, 3rd and 4th floors is calendar year 1999. The Base Year for the Fifth Floor Space is calendar year 2000.

     (i) PREPAID RENT DEPOSIT: Tenant has deposited with Landlord $57,945 with respect to 3rd Floor, 4th Floor and Lower Mezzanine and $26,941.00 with respect to the Fifth Floor Space to be applied to Base Rent due hereunder.

     (j) SECURITY DEPOSIT: An Irrevocable Letter of Credit in form and substance acceptable to Landlord with a revised expiration date of May 31, 2005 in the amount of $350,000.00; until October 31, 2000, at which time it may be reduced to $300,000.00; until October 31, 2001, at which time it may be reduced to $250,000.00; until October 31, 2002, at which time it may be reduced to $150,000.00; until October 31, 2003, at which time it may reduced to $100,000.00 for the duration of the Lease term, plus $56,224.00 as a Security Deposit. The Letter of Credit is in the form of Exhibit K -- Amendment of Letter of Credit, attached hereto.

     (m) EXHIBITS: The following exhibits or riders are made a part of this Lease with respect to the Fifth Floor Space:

          Exhibit     A - Floor Plan of Premises - 3rd, 4th and Lower Mezzanine
                          Exhibit

                      B - 1    Additional Landlord Improvements

                      B - 2    Tenant Improvement Requirement

                      B - 3    Final Agreed Plans

                      B - 4    Tenant's Allowance

          Exhibit     C - Legal Description of the Land

          Exhibit     D - Rules and Regulations

          Exhibit     E - Non-Standard Section

          Exhibit     F - Operating Cost Exclusion

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          Exhibit     G - Contractors Indemnification Agreement - 3rd, 4th and
                          Lower Mezzanine

          Exhibit     H - Expansion Area -- no longer applicable

          Exhibit     I - Satellite Antenna Agreement

          Exhibit     J - Letter of Credit -- no longer applicable

          Exhibit     K - Amendment Letter of Credit

          Exhibit     L - Floor Plan of Premises -- 5th Floor Space

          Exhibit     M - 1    Tenant Improvement Requirement - 5th Floor Space

                      M - 2    Final Agreed Plans - 5th Floor Space

                      M - 3    Tenant's Allowance - 5th Floor Space

          Exhibit     N - Contractors Indemnification Agreement - 5th Floor
                          Space

2.2 This First Amendment and the Exhibits attached hereto incorporate the provisions of Section 1 of Exhibit "E" to the Lease which effectuates the provisions thereof. Section 1 of Exhibit "E" is hereby deemed terminated except to the extent expressly set forth in this First Amendment.

SECTION 3: MISCELLANEOUS

3.1 Each of the parties represents that (1) it has the full right, power and authority to enter into this First Amendment, (2) all of the individuals signing this First Amendment on behalf of each party have the authority to do so and (3) the signatures below are all that are needed from the party for whom the signatures are given in order to make this First Amendment fully binding upon each party.

3.2 Except as specifically modified hereby, all terms of the Lease remain in full force and effect.

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LANDLORD:                                  TENANT:


TIMES SQUARE BUILDING L.L.C.               LOUDEYE TECHNOLOGIES, INC.


By:   /s/ Mark Houtchens                   By:   /s/ Dave Bullis
   -----------------------------------        ----------------------------------

      Mark Houtchens                             David Bullis

Its:  Authorized Agent                     Its:  President and COO

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